First Quarter 2024 Investor Briefing May 15, 2024

First Quarter 2024 Investor Briefing Notice to Recipients Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe” or “OPC”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward- looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION” and “RISK FACTORS” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the Securities and Exchange Commission on May 13, 2024, and “ITEM 1A - RISK FACTORS” in our Annual Report on Form10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission on March 25, 2024. This electronic presentation is provided as of May 15, 2024. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that could have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

First Quarter 2024 Investor Briefing ‣ Vogtle 3 & 4 Update ‣ Operations Update ‣ Member Financial Update ‣ Financial and Liquidity Update Presenters and Agenda Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3 David Sorrick Executive Vice President and Chief Operating Officer

First Quarter 2024 Investor Briefing Plant Vogtle Unit 4 4 Vogtle Unit 3 COD – July 31, 2023 Vogtle Unit 4 COD – April 29, 2024

First Quarter 2024 Investor Briefing Vogtle 3&4 – Project Budget 5 ‣ As of March 31, 2024, our actual costs related to the new Vogtle units were approximately $8.2 billion, net of $1.1 billion we received from the Toshiba Guarantee Settlement Agreement and approximately $404 million we received from Georgia Power in connection with cost-sharing provisions of the Global Amendments and settlement agreement. ‣ Now with construction completed and both units in operation, our total project cost projection is approximately $8.3 billion.

First Quarter 2024 Investor Briefing Future Power Resources ‣ Oglethorpe and its members are currently evaluating up to approximately 1,500 megawatts of additional gas generation capacity through the construction of combined cycle and combustion turbine units. ‣ If Oglethorpe proceeds with these projects under consideration, its estimated construction costs would be in the range of $2.0 billion to $2.5 billion. ‣ In connection with this evaluation, Oglethorpe is also in the process of securing additional natural gas transportation to serve these additional units. ‣ Oglethorpe expects these additional resources to be fully subscribed by its members by the end of the second quarter 2024. ‣ Oglethorpe and its members may also continue to evaluate and consider additional generation beyond these resources in the future. 6

First Quarter 2024 Investor Briefing 58%21% 12% 9% 49% 35% 12% 4% 51% 34% 11% 4% Oglethorpe’s Diversified Power Supply Portfolio 2024 Capacity (MW) 8,860 MW (a)(b) 7 2024 Energy (MWh) (April 2023 – March 2024) (b) Member and Non-Member Sales 31 Million MWh Member Sales 30 Million MWh (Pending Acquisition) (a) Capacity excludes capacity for Walton County Power, which is expected to close in 2024. (b) Capacity and energy include Oglethorpe and Smarr EMC resources. Oglethorpe and Smarr EMC capacity reflects summer reserve planning capacity.

First Quarter 2024 Investor Briefing 0% 25% 50% 75% 100% Hatch Vogtle 1&2 Vogtle 3 Scherer Chatt TASmith BCSmith Doyle Hawk Road Hartwell Talbot Baconton Rocky Mountain 2023 2024 First Quarter Capacity Factor Comparison Nuclear Coal Gas - CC Gas – CT (b) Pumped Storage Hydro 8 (a) Vogtle Unit 3 was placed in service July 31, 2023, and was therefore not available in Q1 2023. (b) Washington County, acquired December 2022, is under a tolling agreement with Georgia Power through May 31, 2024 and is therefore excluded from this chart. (b)

First Quarter 2024 Investor Briefing GHG (CO2) Final Rules Issued by EPA ‣ On April 25th, the EPA issued a final rule to regulate CO2 emissions: • Establishes emission guidelines for states to set performance standards for existing coal-fired generating units under section 111 (d) of the Clean Air Act. • Revises the new source performance standards from new and reconstructed combustion turbine generating units burning natural gas under section 111 (b) of the Clean Air Act. ‣ The final rule is expected to have significant impact on the power sector. ‣ We believe the key assumptions in the rule, particularly regarding resource adequacy, availability and timing of the required infrastructure & permitting – carbon capture & sequestration continue to be unrealistic. ‣ 27 states plus our trade association, the National Rural Electric Cooperative Association (NRECA), have already begun legal challenges. ‣ The ultimate impact or potential costs of this rule in unknown at this time until all legal challenges are complete. 9

First Quarter 2024 Investor Briefing Members’ Load ‣ MWh sales of 41 million in 2023. ‣ Average residential revenue of 12.9 cents/kWh in 2023 (a). ‣ 64% of 2023 MWh sales were to residential class (a). ‣ Serve 2.1 million meters, representing approximately 4.5 million people. • Covers 38,000 square miles, or 65% of Georgia. • Includes 151 out of 159 counties in Georgia. ‣ No residential competition. ‣ Exclusive right to provide retail service in designated service territories. ‣ Competition only at inception for C&I loads in excess of 900kW. Member Systems at a Glance = Oglethorpe’s 38 Members Members’ Service Territory and Competition Revenue Contribution to Oglethorpe ‣ In 2023, Jackson EMC and Cobb EMC accounted for approximately 15% and 11% of our total operating revenues, respectively. ‣ No other Member over 10%. 10 Residential Service 64.1% Commercial & Industrial 32.4% Other 3.5% 2023 Member Customer Base by MWh Sales (a) (a) These figures are preliminary estimates based on 37 of 38 Members reporting 2023 financial data to-date.

First Quarter 2024 Investor Briefing 2.11 2.47 2.52 2.43 2.64 2.84 2.95 3.22 3.04 3.69 - 1.00 2.00 3.00 4.00 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Times Interest Earned Ratio (“TIER”) 41% 41% 41% 41% 42% 42% 42% 43% 42% 42% 32% 36% 40% 44% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Equity to Assets Financial Strength of Oglethorpe’s Members Recovery of All Costs + Margin 11 Note: Oglethorpe’s debt is not the direct obligation of the Members and, as a result, the capital of the Members does not directly support the principal and interest payments to be made by Oglethorpe on its outstanding indebtedness. Note: 2023 figures are preliminary estimates based on 37 of 38 Members reporting year-end financial data to-date. Member 2023 Average Financial Ratios TIER: 3.69x Equity/Assets: 42% Equity/Total Capitalization: 51% Members’ 2023 Aggregate Financial Metrics Total Annual Revenues: $4.9 billion Total Net Margins: $459 million Total Patronage Capital: $4.9 billion Total Assets: $11.7 billion …… 0 49% 49% 50% 51% 52% 52% 52% 53% 51% 51% 40% 45% 50% 55% 60% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Equity to Total Capitalization …… 0% 0 2,000 4,000 6,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $ M ill io ns Total Operating Revenues

First Quarter 2024 Investor Briefing Member Residential Rate Comparison 12 8.2 8.2 8.8 9.1 9.3 9.8 10.3 10.0 10.4 10.8 11.0 11.0 10.9 10.9 11.4 11.3 11.4 11.7 11.9 12.7 12.9 8.7 9.0 9.5 10.4 10.7 11.3 11.5 11.5 11.7 11.9 12.1 12.5 12.7 12.6 12.9 12.9 13.0 13.2 13.7 15.0 16.0 6.0 7.0 8.0 9.0 10.0 11.0 12.0 13.0 14.0 15.0 16.0 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 ce nt s p er k W h Residential Rate Comparison (Cents per kWh) Oglethorpe Member Average United States Average (a) 2023 rate is preliminary estimate based on information received from 37 of the 38 Members. 2023 rates for these Members range from approximately 11.6 to 17.6 cents per kWh. (b) Source : U.S. Energy Information Administration. U.S. residential average for 2023 was 16.0 cents per kWh. (a) (b)

First Quarter 2024 Investor Briefing 0 1 2 3 4 5 6 7 8 9 10 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 ce nt s/ kW h Average Power Costs per Financial Statements Average Power Costs adjusted for Deferred Revenues for Vogtle 3&4 Rate Management Program Historical & Projected Wholesale Power Cost 13 • Following commercial operation of Vogtle Units 3&4, Oglethorpe’s wholesale rate costs are projected to be in the low-mid-seven cents/kWh range, an increase of approximately 11% in 2025, the first full year both units are in service. • This impact is expected to be dampened at the Member retail level, as Oglethorpe only supplies approximately two-thirds of Members’ energy needs. The average impact of Vogtle 3&4 on Member retail rates is projected to be approximately 5%. 2023: Average gas price ~$2.7/mmbtu, and Vogtle unit 3 came online July 31 2022: Average gas price ~$6.5/mmbtu, before Vogtle 3&4 was in-service ProjectedActual

Income Statement Excerpts

($ in thousands)	Three Months Ended March 31, 2024	Three Months Ended March 31, 2023	3/31/2023-3/31/2024 % Change	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Statement of Revenues and Expenses:						
Operating Revenues:						
Sales to Members - Capacity	$355,718	$242,043	47.0%	$1,082,368	$984,036	$946,662
Sales to Members - Energy	179,652	145,610	23.4%	599,198	990,647	610,447
Total Sales to Members	$535,370	$387,653	38.1%	$1,681,566	$1,974,683	$1,557,109
Sales to non-Members	944	1,800	-47.6%	58,619	155,454	47,754
Operating Expenses:	416,083	332,447	25.2%	1,463,119	1,936,086	1,410,482
Other Income	19,856	19,307	2.8%	81,049	72,244	71,254
Net Interest Charges	97,988	51,903	88.8%	292,325	204,591	207,854
Net Margin	$42,099	$24,410	72.5%	$65,790	$61,704	$57,781
Margins for Interest Ratio[(a)]	1.14	1.14		1.14	1.14	1.14
Sales to Members						
Energy Cost (cents/kWh)	2.63	2.45	7.3%	2.12	3.86	2.47
Average Power Cost (cents/kWh)	7.83	6.52	20.2%	5.94	7.70	6.30
Sales to Members (MWh)	6,836,560	5,948,052	14.9%	28,289,147	25,634,984	24,727,585

(a) Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe's Margins for Interest by Interest Charges, both as defined in Oglethorpe's First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10 for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14 each year, starting in 2010, above the minimum 1.10 ratio required by the Indenture, and the 2024 budget also includes a 1.14 As our capital requirements continue to evolve, our board will continue to evaluate the level of margin coverage and may choose to change the targeted margins for interest ratio in the future, although not below 1.10.

(b) Excludes test energy megawatt-hours from Plant Vogtle Units 3 and 4 supplied to members. Any revenues and costs associated with test energy were capitalized.

First Quarter 2024 Investor Briefing
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First Quarter 2024 Investor Briefing Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant requirement to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in three credit agreements that currently requires a minimum total patronage capital of $750 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 15 March 31, December 31, ($ in thousands) 2024 2023 2022 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $9,017,545 $8,996,092 $4,385,770 CWIP 3,397,847 3,294,641 7,716,035 Nuclear Fuel 395,866 389,662 388,303 Total Electric Plant $12,811,258 $12,680,395 $12,490,108 Total Investments and Funds 1,508,995 1,449,689 1,321,693 Total Current Assets 1,021,544 1,191,687 1,330,889 Total Deferred Charges 1,206,818 1,203,080 1,346,680 Total Assets $16,548,615 $16,524,851 $16,489,370 Capitalization: Patronage Capital and Membership Fees $1,300,016 $1,257,917 $1,192,127 Long-term Debt and Finance Leases 11,518,169 11,644,503 11,565,450 Other 35,151 35,014 30,201 Total Capitalization $12,853,336 $12,937,434 $12,787,778 Total Current Liabilities 1,368,117 1,358,453 1,495,293 Total Deferred Credits and Other Liabilities 2,327,162 2,228,964 2,206,299 Total Equity and Liabilities $16,548,615 $16,524,851 $16,489,370 Total Capitalization $12,853,336 $12,937,434 $12,787,778 Plus: Unamortized Debt Issuance Costs and Bond Discounts on LT debt 119,739 120,560 114,142 Plus: Long-term Debt and Finance Leases due within one year 381,602 384,426 322,102 Total Long-Term Debt and Equities $13,354,677 $13,442,420 $13,224,022 Equity Ratio(a) 9.7% 9.4% 9.0%

First Quarter 2024 Investor Briefing Total amount outstanding under all RUS Guaranteed Loans is $2.6 billion, with an average interest rate of 3.371%. RUS Guaranteed Loans(a) (a) RUS guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.125%. (b) RUS loans conditionally committed as of February 27, 2024. We expect funding under these loans by third quarter of 2024. (c) RUS loan conditionally committed as of September 27, 2023. We expect to begin funding under this loan in fourth quarter of 2024. RUS Loan Summary as of April 30, 2024 16 Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans General & Environmental Improvements - "AD48" $630,342,000 $448,309,896 $182,032,104 Washington Acquisition - "AF48" (b) $87,943,000 $0 $87,943,000 Baconton Acquisition - "AG48" (b) $17,515,000 $0 $17,515,000 General & Environmental Improvements - "AH48" (c) $755,208,000 $0 $755,208,000 $1,491,008,000 $448,309,896 $1,042,698,104

First Quarter 2024 Investor Briefing DOE Loan Summary as of April 30, 2024 ‣ Oglethorpe has fully advanced $4.6 billion of eligible project costs related to Vogtle 3&4 pursuant to loan agreements with DOE funded through the Federal Financing Bank. ‣ We began principal repayments of our DOE-guaranteed loans in February 2020, in accordance with the promissory notes. We repaid $486.2 million under these loans by time Vogtle Unit 4 was completed, and plan to refinance a portion of this with taxable bonds. DOE Guaranteed Loans for Vogtle 3&4 Average interest rate on the outstanding balance under these loans is 2.936%. 17 Loan Agreement Advanced Repaid Outstanding 2014 Loan $3,013,348,382 $316,397,528 $2,696,950,854 2019 Loan $1,619,679,706 $169,823,417 $1,449,856,289 $4,633,028,088 $486,220,945 $4,146,807,143

First Quarter 2024 Investor Briefing Vogtle 3&4 - Financing Plan ‣ As of December 31, 2023, just under $8 billion in long-term debt has been issued to finance Vogtle 3&4. ‣ We expect to issue First Mortgage Bonds in the capital markets to finance the $309 million of remaining costs and refinance a portion of the $486 million of outstanding DOE debt that matured before Vogtle 4 reached commercial operation. (a) This amount is based on an expected total financing need of approximately $8.3 billion for the project. (b) We have a rate management program that is voluntary for Members. This program allows us to expense and recover interest during construction costs on a current basis that would otherwise be deferred or capitalized and financed through the issuance of long-term debt. Weighted average interest rate on outstanding Vogtle 3&4 debt issued to date is ~3.86%. Capital Markets to Date, $3.24 Billion DOE Issuance (Completed), $4.63 Billion Future Capital Markets, $309 Million (a) Expensed Interest During Construction, $136 Million (b) - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 $ M illi on s Capital Markets Refinancing of DOE Debt Maturing Before Vogtle 4 In-Service Date, $400-$486 Million 18

First Quarter 2024 Investor Briefing Oglethorpe’s Bank Credit Facilities (a) The secured term loan amount is $250 million, however, any outstanding advances under the CFC $110 million unsecured line of credit reduce the amount that can be borrowed under the term loan; therefore we show only $140 million of the secured term loan as being available. $0 $500 $1,000 $1,500 $2,000 Q 1 20 20 Q 2 20 20 Q 3 20 20 Q 4 20 20 Q 1 20 21 Q 2 20 21 Q 3 20 21 Q 4 20 21 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 22 Q 1 20 23 Q 2 20 23 Q 3 20 23 Q 4 20 23 Q 1 20 24 Q 2 20 24 Q 3 20 24 Q 4 20 24 Q 1 20 25 Q 2 20 25 Q 3 20 25 Q 4 20 25 Q 1 20 26 Q 2 20 26 Q 3 20 26 Q 4 20 26 Q 1 20 27 Q 2 20 27 Q 3 20 27 Q 4 20 27 Q 1 20 28 Q 2 20 28 Q 3 20 28 Q 4 20 28 20 43 (M ill io ns ) Time Now Optional Term-Out of $250mm Secured Bilateral with 2043 Maturity NRUCFC 235$ CoBank 150$ MUFG 125$ Bank of America 100$ Mizuho Bank 100$ Regions Bank 100$ Royal Bank of Canada 100$ Truist Bank 100$ Fifth Third Bank 50$ Goldman Sachs Bank 50$ J.P. Morgan Chase Bank 50$ U.S. Bank 50$ $1.21B Syndicated Revolver / CP Backup $110mm CFC Unsecured Bilateral (renewed in Q4 2023 to December 2028) $363mm JPMorgan Bilateral $250mm CFC Secured Bilateral ($140 million available)(a) (renewed in Q4 2023 to December 2028) $350mm JPMorgan Bilateral Anticipated renewal in Q2 2024 (Size TBD) Anticipated renewal in Q3 2024 ….. Expires December 11, 2024 19 Q 1 20 29 Q 2 20 29

First Quarter 2024 Investor Briefing $1,810 $698 $1,112 $197 $1,309 $0 $500 $1,000 $1,500 $2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $ M ill io ns Oglethorpe’s Available Liquidity As of May 3, 2024 Borrowings Detail $3 million – Outstanding Letters of Credit for Operational Needs $38 million – CP for Vogtle Hedging $510 million – CP for Vogtle DOE Principal and Interest Payments $129 million – CP for Washington County Power Interim Financing $18 million – CP for Vogtle Interim Financing • Represents 453 days of liquidity on hand 20

First Quarter 2024 Investor Briefing Recent and Upcoming Financial Activity Completed in 2024 February Received conditional commitments for RUS loans totaling $103.4 Million Upcoming in 2024 Q2 Renewal of syndicated bank credit facility First of two $300-400 million first mortgage bond issuances for Vogtle 3&4 Q3-Q4 Second of two $300-400 million first mortgage bond issuances for Vogtle 3&4 Renewal or replacement of J.P. Morgan bilateral credit facility 21

First Quarter 2024 Investor Briefing Vogtle 3&4 Interest Rate Hedging - CP, $38 DOE - Vogtle 3&4 P&I - CP, $509 BCSmith Deferral - CP, $9 Washington Acquisition & Deferral - CP, $101 Vogtle 3&4 Interim Financing - CP, $11 $1,210 $ 1,210 $1,810 $1,810 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 Ja n Fe b M ar A pr M ay Ju n Ju l A ug S ep O ct N ov D ec B or ro w in gs ( M il) Cash Borrowings CP Availability Total Available Lines of Credit Ca sh B al an ce s (M il) Net Margin Liquidity Wholesale Power CostInterim CP Financing Balance Sheet Electric Plant Average Cost of Funds: 5.61% (dollars in millions) Secured LT Debt (4.30.24): $11.9 billion Weighted Average Cost: 3.88% 2024 April 30, 2024 2024 2024 2024 Secured Long Term Debt 22 1.14 MFI ratio $- $20 $40 $60 $80 $100 Ja n Fe b M ar Ap r M ay Ju n Ju l Au g Se p Oc t No v De c M illi on s Actual Budget 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 Budget YTD Actual YTD 7.83 9.39 ¢/ kW h $(300) $(100) $100 $300 $500 DOE RUS Taxable $405 $764($63) ($96) ($142) ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment Actual Forecast $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 $12 $13 YE '23 MAR '24 $9.00 $9.02 $0.39 $0.40 $3.29 $3.40 (B illi on s) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $16,525 $16,549

First Quarter 2024 Investor Briefing • A link to this presentation will be posted on Oglethorpe’s website www.opc.com. • Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K are made available on its website. • Oglethorpe’s ESG Report along with its qualitative and quantitative EEI ESG/Sustainability Reports are available on its website. • Member information is generally filed as an exhibit to Form 10-Q for the first or second quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) 2023 Member information is expected to be filed in an exhibit to Form 10-Q for the second quarter of this year. • For additional information please contact: Additional Information 23 Investor Contacts Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Joe Rick Director, Capital Markets and Investor Relations joe.rick@opc.com 770-270-7240 Cheri Garing Vice President, Planning cheri.garing@opc.com 770-270-7204 Media Contact Name Title Email Address Phone Number Blair Romero Director, Corporate Communications blair.romero@opc.com 770-270-7290